Exhibit 99.2

Quarterly update FY 2009 first quarter January 16, 2009 Exhibit 99.2

3 Agenda Introduction Glen Ponczak - Director, Investor Relations Overview Steve Roell - Chairman and Chief Executive Officer First quarter 2009 business results Keith Wandell - President and Chief Operating Officer Financial review Bruce McDonald - Executive Vice President and Chief Financial Officer Q&A Johnson Controls, Inc. ("the Company") has made forward-looking statements in this presentation pertaining to its financial results for fiscal 2009 and beyond that are based on preliminary data and are subject to risks and uncertainties. All statements other than statements of historical fact are statements that are or could be deemed forward-looking statements and include terms such as "outlook," "expectations," "estimates," or "forecasts." For those statements, the Company cautions that numerous important factors, such as automotive vehicle production levels, mix and schedules, financial distress of key customers, energy prices, the strength of the U.S. or other economies, currency exchange rates, cancellation of or changes to commercial contracts, liquidity, the ability to execute on restructuring actions according to anticipated timelines and costs as well as other factors discussed in Item 1A of Part II of the Company's most recent Form 10-k filing (filed November 25, 2008) could affect the Company's actual results and could cause its actual consolidated results to differ materially from those expressed in any forward- looking statement made by, or on behalf of, the Company.

First quarter 2009 *Excluding Q1 non-recurring, non-cash charges Segment income adjustment excludes $262 million in impairment charges Net income adjustment excludes $262 million in impairment charges and $300 million tax valuation allowance charge Sales down 23% to $7.3 billion Segment income: loss of $48 million* Net income: loss of $82 million* ($0.14) per diluted share vs. $0.39 in Q1 2008

9/1/2001 10/1/2001 11/1/2001 12/1/2001 1/1/2002 2/1/2002 3/1/2002 4/1/2002 5/1/2002 6/1/2002 7/1/2002 8/1/2002 9/1/2002 10/1/2002 11/1/2002 12/1/2002 1/1/2003 2/1/2003 3/1/2003 4/1/2003 5/1/2003 6/1/2003 7/1/2003 8/1/2003 9/1/2003 10/1/2003 11/1/2003 12/1/2003 1/1/2004 2/1/2004 3/1/2004 4/1/2004 5/1/2004 6/1/2004 7/1/2004 8/1/2004 9/1/2004 10/1/2004 11/1/2004 12/1/2004 1/1/2005 2/1/2005 3/1/2005 4/1/2005 5/31/2005 6/30/2005 7/31/2005 8/31/2005 9/30/2005 10/31/2005 11/30/2005 12/31/2005 1/31/2006 2/28/2006 3/31/2006 4/30/2006 5/31/2006 6/30/2006 7/31/2006 8/31/2006 9/30/2006 10/31/2006 11/30/2006 12/31/2006 1/31/2007 2/28/2007 3/31/2007 4/30/2007 5/31/2007 6/30/2007 7/31/2007 8/31/2007 9/30/2007 10/31/2007 11/30/2007 12/31/2007 1/31/2008 2/29/2008 3/31/2008 4/30/2008 5/31/2008 6/30/2008 7/31/2008 8/31/2008 9/30/2008 10/31/2008 11/30/2008 12/31/2008 SAAR 16.1 22.1 17.8 16.2 16.2 16.9 16.8 17.4 15.9 16.5 17.8 18.1 16.4 15.9 16.1 17.9 16.4 15.7 16.3 16.5 16.2 16.5 16.9 18 17 16.2 17 17.5 16.4 16.5 16.8 16.6 17.7 15.4 17.2 16.6 17.5 17 16.4 18.4 16.2 16.3 16.9 17.4 16.7 17.5 20.9 16.8 16.4 14.8 16.1 17.1 17.6 16.6 16.6 16.7 16.1 16.3 17.2 16.2 16.6 16.2 16 16.7 16.7 16.6 16.3 16.3 16.1 15.6 15.5 16.3 16.2 16.1 16.2 16.3 15.2 15.4 15.1 14.4 14.3 13.6 12.6 13.7 12.5 10.6 10.2 10.3 12 Month Moving Average 17.2 17.3 17.3 16.8 16.7 16.8 16.8 16.7 16.7 16.6 16.7 16.7 16.6 16.6 16.6 16.6 16.7 16.7 16.7 16.8 16.8 16.8 16.9 16.8 16.9 16.7 16.8 16.9 16.8 16.9 16.9 16.8 16.9 16.9 16.8 17 17.3 17.3 17.3 17.1 17 16.9 17 17.1 17 17 16.9 16.8 16.5 16.4 16.5 16.6 16.6 16.6 16.5 16.5 16. 5 16.4 16.4 16.4 16.2 16.2 16.2 16.2 16.2 16.2 16.1 16 15.9 15.7 15.6 15.4 15.1 14.9 14.6 14.16 13.7 13.2 Economic environment U.S. Seasonally Adjusted Annual Rate (SAAR) U.S. SAAR (in millions) 12 Month Moving Average Decembers' SAAR of 10.3m was 37% below last year's rate of 16.3m 2008 full year sales 13.2m, down 18% vs. 2007, lowest since 1992 (12.9m)

9 Economic environment North American Auto Production Trend: 1951 - 2009 Forecast 2009 estimated production forecast of 9.2m at lowest level since 1983 47% decline from the 2001 peak of 17.7 million units

11 Economic environment Automotive markets Rapid deterioration; European markets were stable through August 2008 Western Europe car registrations down 26% y/y Worst quarter since 1993 Eastern Europe registrations down 23% China industry sales down 2% y/y European automotive production 5.6 5.8 5.6 5.1 4.2 3.8 4.0 4.2 4.4 4.6 4.8 5.0 5.2 5.4 5.6 5.8 6.0 6.2 Q1 Q2 Q3 Q4 Q1 FY 2008 FY 2009 In million units

13 Economic environment Building markets Began to see softness in commercial new construction markets in Q4 2008 Greatest weakness in office, retail, lodging; expected to continue through 2009 Institutional buildings (government, healthcare, education) remain the strongest new construction sectors New construction slow-downs and deferrals in Middle East due to low oil prices and high vacancy rates U.S. housing starts and existing-home sales continue to decline

Taking action Aligning our cost structure with market environment $495 million restructuring announced in Q4 2008 Expected payback in less than 2.5 years Workforce reductions Plant consolidations 18 Automotive Experience 2 Power Solutions 1 Building Efficiency Additional actions General hiring freeze Wage freeze/reductions Elimination of annual bonuses for corporate executives Investigating alternative work schedules (4-day weeks, etc) Liquidity preservation Lower capital expenditures No dividend increase Deferred discretionary pension contribution Restructuring update 2009 plant closings on schedule Increasingly accretive to earnings starting in Q2 2009 Improving our cost competitiveness

Johnson Controls positives despite the industry environment Continuing to invest in innovation Gaining share New auto business awards Building Efficiency backlog continues to grow with good pipeline of new orders New contracts in Power Solutions Increased Building Efficiency sales force in government sector to take advantage of significant opportunities

Investing in innovation Automotive Experience - Detroit auto show Innovation demonstrations to more than 3,000 customer representatives Seating Interiors Electronics re3 concept vehicle

Market share gains Power Solutions Major new customer wins in January Announced today: O'Reilly Auto Parts More than 1,000 Checker Auto Parts, Kragen Auto Parts, and Schuck's Auto Supply stores Full line of automotive Super Start batteries Optima(r) high performance automotive batteries Shipments to commence in February

Building Efficiency
Federal government opportunities

- December 2008: Named to U.S. Department of Energy's $80 billion energy efficiency program for federal buildings
- Strong existing contractor position with DOE / DOD
- Likely impact in 2010 and beyond



Lawrence Livermore National Labs, California

Recent Federal government contract awards

- Lawrence Livermore National Labs
- Fort Stewart
- Lackland Air Force Base
- Fort Bliss
- US Army Provost – Germany
- Ft. Levenworth Hospital
- GSA – Hawaii

Projects include renewable energy, water conservation, advanced metering, York HVAC equipment, Metasys building automation systems and long-term planned service agreements.

12

Johnson Controls

Potential Federal investments in energy efficiency Energy efficiency priorities Government buildings Schools Johnson Controls advantaged to win new business Government procurement processes in place Long history of successful projects Federal government business unit Expanded sales force Branch network reach "We would prefer spending money on things like making sure all Federal buildings are energy efficient so that taxpayers are saving money over the long term. "We will modernize more than 75% of federal buildings and improve the energy efficiency of two million American homes. "In the process, we will put Americans to work in new jobs- jobs constructing fuel efficient cars and buildings." -President-Elect Barack Obama January 8, 2009 American Recovery and Reinvestment Bill of 2009 Initial details released yesterday Significant funds for government and school building energy efficiency

Managing through the current environment to gain long-term advantage Maintain our long-term, sustainable growth philosophy Balance near term performance while ensuring robust long-term business success Invest in innovation Manage the short-term environment in concert with long-term goals Aligning our cost structure with the realities of the market Benefit from global mega-trends Energy efficiency Sustainability / Greenhouse gas reduction Emerging markets Protect liquidity Taking advantage of the opportunities created by this economic cycle to Gain share Improve competitiveness Enhance our leadership position

First quarter 2009
Building Efficiency

	2009	2008	
Net sales	$3.1 B	$3.2 B	- 5%

- Adjusted for currency, sales up 1%
- N.A. systems up mid-single digits, ROW flat
- Technical services slightly down
- Strong solutions growth
- Depressed unitary (N.A. residential) demand

Segment income*	$131 M	$163 M	- 20%

- Double-digit improvements in N.A. systems and services
- Lower European profitability due to impact of currency and volume
- GWS profitability impacted by customer bankruptcy
- Residential HVAC loss widens

Commercial backlog
$4.7 B +7%

Increases
- North America systems
- North America services
- Rest of World

Orders
- New construction down
- Existing buildings up single digits
  - Strength in federal, healthcare and higher education

*Excluding impairment charge

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Johnson Controls

31 First quarter 2009 Power Solutions 2009 2008 Net sales $1.1 B $1.7 B - 32% Impacts of lower lead prices, lower volume and currency Volume Lower OE production Destocking and deferred orders at aftermarket customers Segment income $40 M $133 M - 70% Lower volumes Lead volatility Non-recurring lead inventory issue (approximately $50 million) Q1 lead price/ton 2009 2008 $1,251 $3,262 - 62%

33 First quarter 2009 Automotive Experience 2009 2008 Net sales $3.1 B $4.6 B -32% Sales down 25% excluding impact of currency Declines across all geographies, customers and product segments North America: down 23% (production down 26%) Europe: down 41% (production down 24%) Segment income* ($219 M) $78 M Lower volume and loss of contribution margin Losses in all geographic regions *Excluding impairment charges

35 First quarter 2009 Financial highlights FX - Euro to U.S. Dollar average exchange rate at $1.32 in Q1 2009 vs. $1.45 in 2008 Sales - Excluding FX, sales down 17%; Building Efficiency up 1% Gross Profit - Adversely impacted by factory absorption SG&A - Reductions in all three businesses, maintaining investments in key growth initiatives (in millions) 2009* (excl. items) 2008 %change Sales $7,336 $9,484 - 23% Gross profit % of sales 795 10.8% 1,307 13.8% - 39% SG&A expenses 859 950 - 10% Equity income 16 17 -6% Segment income ($48) $374 *Excludes impairment charges 2009 (reported) $7,336 685 9.3% 859 (136) ($310)

37 First quarter 2009 Financial highlights Financing charges-net - Lower borrowing costs and net foreign exchange gains Income tax provision - Underlying 2009 tax rate revised to 24% Minority interests - Overall break-even position in consolidated joint ventures (in millions except per share data) 2009 2009 2008 Segment income ($310) ($48) $374 Financing charges - net (56) (56) (69) Income before taxes/minority interests (366) (104) 305 Income tax provision / (benefit) 242 (22) 64 Minority interests in net earnings of subsidiaries - - 6 Net income / (loss) ($608) ($82) $235 Diluted earnings / (loss) per share ($1.02) ($0.14) $0.39 (Reported) (Excl. items)

Summary of Q1 Non-recurring charges ($ in millions, except per share data) 2009 As reported One-time Charges 2009 ex. one-timers Segment Income Building Efficiency (21) (152) 131 Automotive Experience (329) (110) (219) Power Solutions 40 40 Consolidated Total ($310) (262) ($48) Net Loss ($608) ($526) ($82) EPS ($1.02) ($0.88) ($0.14) First Quarter Results One-time charges Segment Income Net Loss EPS Equity investment impairment-UPG ($152) ($152) ($0.25) Automotive North America impairments ($77) ($46) ($0.08) Automotive Europe impairments ($33) ($28) ($0.05) Deferred tax asset valuation adjustment $0 ($300) ($0.50) Total ($262) ($526) ($0.88)

Income tax In Q1, recorded a $300 million valuation allowance against deferred tax assets in several foreign tax jurisdictions, primarily Europe Future income in these jurisdictions will benefit our effective tax rate When a history of profitability can be demonstrated, these valuation allowances may be reversed No other valuation allowances anticipated in 2009 2009 effective income tax rate increased from 21% to 24% Geographic mix of income Losses not tax effected in some European jurisdictions Planning initiatives and resolution of long-standing audit issues expected to yield $200 - $250 million of non-recurring income benefits over the remainder of fiscal 2009

43 Balance sheet Net debt to capitalization ratio approximately 34.8% Seasonal increase in working capital Anticipate full-year source of cash Capital spending reductions underway 2009 capital expenditures skewed toward first half of year Liquidity 5 year $2.05B revolver expires December 2011 Minimal debt maturities in next 2 years $1B of additional committed / uncommitted bank lines S+P debt rating announcement January 12, 2009 Short-term ratings affirmed at A2 Continued access to commercial paper market Long-term debt to BBB (stable outlook) No immediate effect on borrowing costs

2009 guidance Withdrew quarterly and full year guidance December 16, 2008 Forecast a loss for Q1 2009 Rapidly deteriorating automotive production globally Worsening residential markets Uncertainties and industry volatility makes it difficult to provide meaningful guidance Remainder of 2009 Our industries remain volatile Uncertainties remain Will not be reinstating guidance at this time Expecting a 2009 Q2 loss of similar scale to Q1 operating loss Improved performance by Building Efficiency and Power Solutions businesses